UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2008
Date of Report (Date of earliest event reported)

Stratos Renewables Corporation
(Exact name of Registrant as specified in its charter)

Nevada	333-124060	20-1699126
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9440 Santa Monica Blvd., Suite 401, Beverly Hills, CA 90210
(Address of principal executive offices)
(Zip Code)

(310) 402-5901
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Director

By letter dated as of June 4, 2008, Luis de las Casas resigned as a director of Stratos Renewables Corporation (the “Company”). There were no disagreements between Mr. de las Casas and the Company.

Resignation of Officer

By letter dated as of June 4, 2008, Steven Magami resigned as President of the Company. Mr. Magami will remain the Chairman of the Board of Directors.

Appointment of Directors

Effective as of June 4, 2008, the Company’s Board of Directors appointed Steven L. Norris and Jose Nicanor Gonzales to serve as members of the Board of Directors.

Appointment of Officers

Effective as of June 4, 2008, the Company’s Board of Directors appointed Tom Snyder to serve as President of the Company, Luis de Las Cases to serve as Vice President, and Sanjay Pai to serve as Chief Strategy Officer.

ITEM 8.01	OTHER EVENTS

Repayment of Convertible Promissory Notes

On November 14, 2007, the Company entered into a Note and Warrant Purchase Agreement (the “Bridge Financing”) with investors and issued an aggregate of $3,048,000 in convertible promissory notes and warrants to purchase an aggregate of 870,858 shares of common stock. The notes issued in connection with the Bridge Financing were not registered under the Securities Act and were issued in reliance upon exemptions set forth in Section 4(2), Regulation D and/or Regulation S of the Securities Act. The convertible promissory notes issued in connection with the Bridge Financing bear interest at 10% per annum.

As of April 29, 2008, the notes were in default, and there was a remaining principal balance of $1,524,000 on the convertible promissory notes. Pursuant to the terms of the notes, in the event of an uncured default, the note holders are entitled to a repayment premium equal to 30% in excess of the principal and accrued interest due and outstanding on the convertible promissory notes (the “Repayment Premium”). On May 28, 2008 the Company made an additional repayment in the total amount of $1,149,000 towards the outstanding principal balance. The remaining principal balance, the accrued and unpaid interest and any Repayment Premium in the total amount of $913,010 (the “Repayment Amount”) was converted by the investors at 110% of the outstanding Repayment Amount into 1,434,730 shares of common stock at $0.70 per share pursuant to the terms of the convertible promissory notes.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 99	Press Release dated June 9, 2008, issued by Stratos Renewables Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATOS RENEWABLES CORPORATION
Dated: June 9, 2008

By:  /s/ Tom Snyder

Tom Snyder
President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release dated June 9, 2008, issued by Stratos Renewables Corporation